Bank of America Merrill Lynch Conference Investor Presentation November 2014 Exhibit 99.1

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Forward-looking Statements
When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,”
“are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.
Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) the outcome of any legal proceedings that may be instituted against the Company with respect to the recently completed Banco Popular (“BPOP”) transaction, or the associated direct registered sale of common stock to entities managed by Oaktree Capital Management and Patriot Financial Partners, LP (the “Investors”); (ii)  risks that the BPOP transaction, the sale of common stock to the Investors, or the Company’s recently completed acquisitions, including the acquisitions of The Private Bank of California,
CS Financial, Inc., and The Palisades Group, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of those transactions and the amount of the costs, fees, expenses and charges related to those transactions; (iii) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (iv) the quality and composition of our securities and loan portfolios; (v) changes in general economic conditions, either nationally or in our market areas; (vi) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (vii) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (viii) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (ix) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (x) our ability to control operating costs and expenses; (xi) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xii) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xiii) the network and computer systems on which we depend could fail or experience a security breach; (xiv) our ability to attract and retain key members of our senior management team; (xv) costs and effects of litigation, including settlements and judgments; (xvi) increased competitive pressures among financial services companies; (xvii) changes in consumer spending, borrowing and saving habits; (xviii) adverse changes in the securities markets; (xix) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xx) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxi) inability of key third-party providers to perform their obligations to us; (xxii) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxiii) war or terrorist activities; and (xxiv) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Simi Valley
Burbank
Pasadena
LOS ANGELES
Ontario
Santa Monica
Hawthorne
Redondo Beach
Anaheim
Long Beach
Huntington Beach
Costa Mesa
Newport Beach
ORANGE

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Company Overview
Loan Offices
Branches
Largest bank based in Orange County, CA
NYSE: BANC
164,000 average daily volume
(1)
Franchise
80+ banking locations throughout California,
including 38 branches
in Los Angeles, Orange and San Diego
counties
$5.6 billion in Assets
$4.9 billion in Loans
$4.6 billion in Deposits
($4+ billion in Los Angeles MSA)
$5 billion in loan originations in 2014
Investment Advisor subsidiary with over
$5 billion in AUA
(2)
1) As of November 3, 2014; 3-month average daily volume.
2) Assets Under Advisement.

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Private Business
C&I Lending, Lines of Credit, ABL Facilities,
Owner Occupied CRE, SBA Lending, Equipment Finance,
Specialties, Acquisition Financing,
ESOP Financing
Entrepreneurs and Family Offices
Lines of Credit, Investor CRE, Multi-Family,
Rediscounting, Acquisition Financing, C&I Lending,
SBLOC and IBLOC
Homeowners
Mortgages, Rehabilitation / Construction Lending,
HELOCs
Full-Service Lending Platform

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Banc of California has been successful in growing its asset base both organically as well as through opportunistic acquisitions since its recap in November 2010
Gateway Bancorp and Beach Business Bank, 2012
The Private Bank of California, CS Financial, and The Palisades Group, 2013
Renovation Ready and Popular Community Bank branches, 2014
Total growth since 2010 makes Banc of California
one of the fastest growing U.S. bank holding
companies in the U.S.
Total assets have grown by over $4.5 billion since Q4 2011
NOTE:  Current represents 9/30/14 BANC deposit balances with addition of 9/30/14 acquired deposit balances from Popular Community Bank.
Strategic Growth
2010 2011 2012 2013 2014
$881
$863 $862
$835
$882
$929
$989
$1,083
$1,115
$1,670
$1,667
$2,051
$2,535
$3,718
$3,628
$4,031
$4,387
$4,538
$5,600
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Current
Total Assets
($ in millions)

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Goodwill / Intangibles to Asset Growth
Since YE2010
Goodwill / Intangibles $1,668 $232 $56
Total Asset Growth $10,400 $4,000 $4,800
Goodwill / Intangibles to
Asset Growth
16% 6% 1%
(Dollars in millions)
1) Information based upon public filings.
2) Includes preliminary goodwill estimate resulting from Popular acquisition
Continuation of Disciplined Growth
(2)

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In-market transaction with complementary customer deposits to support Banc of
California’s strategy of building California’s bank
Deposits align with BANC’s customer base of private business owners, entrepreneurs and homeowners with average account size near $20,000
Enhanced capabilities to serve California’s fast growing Latino market segment small business owners and entrepreneurs (37% of deposits acquired are Latino)
BANC now has $5.6 billion of assets in Los Angeles, Orange and San Diego counties
Enhanced liquidity with attractive core deposits to fund continued loan originations from existing BANC platform
Strategically
Compelling
$4.1 million premium equates to effective deposit premium of 0.4%
Immediately accretive to earnings
Attractive TBV earn-back period
Closed on equity commitments from Oaktree Capital Management, L.P.  and funds affiliated with Patriot Financial Partners
Financially
Attractive
“Loss Share Provision” for credit losses
(1)
Simplicity of a branch deal with the transformative benefits of a whole bank acquisition
Predictable and stable effect on net interest margin with limited credit exposure
Experienced management team with track record of successful acquisitions and integrations
Prudent Risk
1) Banco Popular North America to indemnify Banc of California for all credit losses above 0.5% up to 2.0% based on UPB that are identified within a two-year period following closing.
Summary of Popular Branch Acquisition

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ROAA
ROATCE
Steven Sugarman named CEO
of Banc of California, N.A
on November 8, 2013.
ROAA and ROATCE has improved
dramatically during the year
following CEO appointment
Acquisition of Popular Community
Bank branches expected to add
approximately $25 million in
incremental pre-tax earnings in
2015.
Strong, Improving Profitability Metrics
3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014
14.8%
6.0%
0.9%
12.0%
13.2%
1.0%
0.4%
0.1%
0.8%
1.0%
3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014

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Diversified Loan Portfolio
Total Loans
4Q 2010: $693 million
Total Loans
(1)
November 2014: $4.9 billion
Commercial loans represent a majority of total loan portfolio
Residential
24%
CRE
21%
Multifamily
18%
C&I
11%
Other
3%
HFS
23%
Residential
87%
CRE
7%
Multifamily
4%
C&I
1%
Other
2%
* C&I includes C&I, SBA and Leasing;  CRE includes CRE and Construction.
1)      November 2014 represents 9/30/14 BANC loan balances with addition of 9/30/14 acquired loan balances from Popular Community Bank.

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Growing Core Deposits and Lowering Cost of Deposits
Cost of Deposits: 0.64% Cost of Deposits: 0.95%
Target reduction in cost of deposits to 50 bps in 2015
Total Deposits
4Q 2010: $646 million
Total Deposits
(1)
November 2014: $4.6 billion
1) November 2014 represents 9/30/14 BANC deposit balances with addition of 9/30/14 acquired deposit balances from Popular Community Bank.
DDA /
NOW
9%
Savings
19%
Money
Market
14%
Time
Deposits
58%
DDA /
NOW
33%
Savings
23%
Money
Market
24%
Time
Deposits
20%

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Top Public Independent Banks Headquartered in California by Assets
($ in billions)
BANC is the 9th largest public independent California bank
Proven ability to attract and grow low cost retail deposits
Proven ability to build a scalable and diverse commercial lending platform
Proven M&A capabilities
Compelling economic model with scalable platform
Source: SNL Financial.  Financial data as of most recent available.
A Top California Bank at an Attractive Entry Point
$47
$36
$32
$28
$16
$12
$7
$7
$6 $6
$5 $5
$5
$4
$4
$-
$10
$20
$30
$40
$50
FRC SIVB CYN EWBC PACW CATY CVBF BBCN BANC FMBL WABC BOFI OPB HAFC WIBC